GIBRALTAR ANNOUNCES SECOND QUARTER 2022 FINANCIAL RESULTS

Revenue: GAAP up 5%, Adjusted up 7%; EPS: GAAP up 13%, Adjusted up 19%
Reaffirming 2022 Revenue and EPS Growth Outlook
Order Backlog at $408 Million, up 5%

Buffalo, New York, August 3, 2022 - Gibraltar Industries, Inc. (Nasdaq: ROCK), a leading manufacturer and provider of products and services for the renewable energy, residential, agtech and infrastructure markets, today reported its financial results for the three-month period ended June 30, 2022.

“Gibraltar generated solid performance in the quarter, with adjusted revenue up 7% and adjusted EPS up 19%. Our Renewables, Agtech, and Infrastructure margins improved sequentially according to our expectations and our Residential business delivered both strong revenue and margin performance,” Chairman and CEO Bill Bosway stated. “Part of our ongoing strategy is to further simplify and digitize our businesses, and we completed two additional ERP implementations during the quarter; these systems are designed to enable us to better connect with and provide seamless value to our customers while increasing speed, flexibility, and efficiency of our operations. Demand drivers remain solid for the overall business despite our Renewables’ customers waiting for clarity on panel availability to execute orders and finalize projects.”
Second Quarter 2022 Consolidated Results from Continuing Operations
Below are second quarter 2022 consolidated results from continuing operations:

	Three Months Ended June 30,
$Millions, except EPS	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$366.9	$348.4	5.3%	$364.2	$341.1	6.8%
Net Income	$29.3	$26.4	11.0%	$31.5	$26.7	18.0%
Diluted EPS	$0.90	$0.80	12.5%	$0.96	$0.81	18.5%

Revenue from continuing operations increased 5.3% to $366.9 million. Adjusted revenue increased 6.8% to $364.2 million driven primarily by participation gains and price management in the Residential segment, partially offset by continued supply chain challenges and project delays in the Agtech and Renewables segments.

GAAP earnings increased 11.0% to $29.3 million, or $0.90 per share, and adjusted earnings increased 18.0% to $31.5 million, or $0.96 per share. Profitability in the quarter was driven by participation gains, price management, business mix, and 80/20 initiatives.
Adjusted measures exclude charges for restructuring initiatives, acquisition-related items, senior leadership transition costs, and the results of the Processing business, which was classified as held for sale in the first quarter of 2022, as further described in the appended reconciliation of adjusted financial measures.
Second Quarter Segment Results

Renewables
For the second quarter, the Renewables segment reported:

	Three Months Ended June 30,
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$101.5	$107.8	(5.8)%	$101.5	$107.8	(5.8)%
Operating Income	$6.8	$9.5	(28.4%)	$7.1	$12.2	(41.8%)
Operating Margin	6.7%	8.8%	(210) bps	7.0%	11.3%	(430) bps

As expected, solar project schedules remained dynamic as customers continued to understand the impact of the Department of Commerce investigation, the implementation of the Uyghur Forced Labor Prevention Act by the U.S. Custom and Border Protection Agency, and the Executive Order issued by the administration with respect to solar panel tariff enforcement. As a result, revenue was down 5.8%. Backlog was down 2.1% as new bookings slowed pending visibility on these key trade issues. Backlog is expected to improve once these trade issues are resolved.
Adjusted operating income improved $11.4 million, for a margin increase of over 1,200 basis points sequentially and reached double-digit performance in both May and June. Gibraltar expects sequential margin improvement to continue in the second half of the year. Acquisition integration efforts are on track with a common ERP system now live and in-sourcing initiatives on schedule for implementation in the second half of the year.

Residential
For the second quarter, the Residential segment reported:

	Three Months Ended June 30,
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$200.2	$164.2	21.9%	$200.2	$164.2	21.9%
Operating Income	$35.7	$27.2	31.3%	$37.0	$27.2	36.0%
Operating Margin	17.8%	16.5%	130 bps	18.5%	16.6%	190 bps

Revenue increased 21.9%, marking the eighth consecutive quarter of double-digit growth. Revenue was driven by price management and participation gains.
Adjusted operating income grew 36.0% and adjusted operating margin improved 190 basis points to 18.5% through price / cost management, supply chain initiatives, labor management, and additional 80/20 initiatives. Gibraltar also implemented a new ERP system in the mail and package business.

Agtech
For the second quarter, the Agtech segment reported:

	Three Months Ended June 30,
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$43.7	$53.7	(18.6)%	$40.9	$46.4	(11.9)%
Operating Income	$1.5	$1.0	50.0%	$2.7	$2.7	-
Operating Margin	3.5%	1.8%	170 bps	6.7%	5.9%	80 bps

GAAP revenue decreased 18.6%, with adjusted revenue down 11.9% due to Produce and Cannabis project movement into the third and fourth quarters of 2022. Quote activity and new order bookings were robust in the quarter, resulting in backlog increasing 30%.
Adjusted operating margin improved 80 basis points over last year through business mix, price / cost management, supply chain improvement, 80/20 initiatives, and integration activities.

Infrastructure

For the second quarter, the Infrastructure segment reported:

	Three Months Ended June 30,
$Millions	GAAP			Adjusted
	2022	2021	% Change	2022	2021	% Change
Net Sales	$21.5	$22.7	(5.3)%	$21.5	$22.7	(5.3)%
Operating Income	$2.9	$4.2	(31.0)%	$2.9	$4.2	(31.0)%
Operating Margin	13.4%	18.4%	(500) bps	13.4%	18.4%	(500) bps

Revenue decreased 5.3% versus a very strong Q2 2021, which benefitted from the scheduling of customer projects. Order backlog was flat during the quarter, but bidding activity is very strong and new bookings have accelerated early in the third quarter. Management continues to expect a positive impact from the infrastructure bill later in the second half of 2022.
Adjusted operating margin improved 690 basis points sequentially as the business overcomes steel inflation impacting fixed-price projects with state departments of transportation booked in 2020 and early 2021. Unfavorable product mix resulted in margins being down versus last year. Management continues to expect margins to improve through 2022 with lower margin projects subsiding, business mix improving, and volume leverage.

Business Outlook
Gibraltar is reaffirming guidance for revenue and earnings for the full year 2022, with consolidated revenue expected to range between $1.38 billion and $1.43 billion. GAAP EPS is expected to be between $2.80 and $3.00, and adjusted EPS expected to be between $3.20 and $3.40.
“Our first half results, current demand profile, and ongoing 80/20 initiatives support our confidence in delivering our full-year performance commitments. We remain focused on execution, including supply chain optimization, price / cost alignment, labor management, 80/20, and further simplifying our businesses,” said Mr. Bosway.
Second Quarter 2022 Conference Call Details
Gibraltar will host a conference call today starting at 9:00 a.m. ET to review its results for the second quarter of 2022. Interested parties may access the webcast through the Investors section of the Company’s website at www.gibraltar1.com, where related presentation materials will also be posted prior to the conference call. The call may also be accessed by dialing into the call at (877) 407-3088 or (201) 389-0927. For interested individuals unable to join the live conference call, a webcast replay will be available on the Company’s website for one year.

About Gibraltar

Gibraltar is a leading manufacturer and provider of products and services for the renewable energy, residential, agtech, and infrastructure markets. Gibraltar’s mission, to make life better for people and the planet, is fueled by advancing the disciplines of engineering, science, and technology. Gibraltar is innovating to reshape critical markets in comfortable living, sustainable power, and productive growing throughout North America. For more please visit www.gibraltar1.com.

Forward-Looking Statements

Certain information set forth in this news release, other than historical statements, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based, in whole or in part, on current expectations, estimates, forecasts, and projections about the Company’s business, and management’s beliefs about future operations, results, and financial position. These statements are not guarantees of future performance and are subject to a number of risk factors, uncertainties, and assumptions. Actual events, performance, or results could differ materially from the anticipated events, performance, or results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include, among other things, the availability and pricing of our principal raw materials and component parts, supply chain challenges causing project delays and field operations inefficiencies and disruptions, availability of labor at our manufacturing and distribution facilities or on our project sites, further impacts of COVID-19 on our customers, suppliers, employees, operations, business, liquidity and cash flows, the loss of any key customers, adverse effects of inflation, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, disruptions to our IT systems, the impact of regulation (including the Department of Commerce’s solar panel anti-circumvention investigation), rebates, credits and incentives and variations in government spending and our ability to derive expected benefits from restructuring, productivity initiatives, liquidity enhancing actions, and other cost reduction actions.  Before making any investment decisions regarding our company, we strongly advise you to read the section entitled “Risk Factors” in our most recent annual report on Form 10-K and Quarterly Report on Form 10-Q which can be accessed under the “SEC Filings” link of the “Investor Info” page of our website at www.Gibraltar1.com. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law or regulation.

Adjusted Financial Measures

To supplement Gibraltar’s consolidated financial statements presented on a GAAP basis, Gibraltar also presented certain adjusted financial measures in this news release, including adjusted revenues, adjusted operating income and margin, adjusted net income, adjusted earnings per share (EPS) and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) each a non-GAAP financial measure. Adjusted revenue reflects the removal of revenue associated with our Processing business, which has been classified as held-for-sale. Adjusted net income, operating income and margin excludes special charges consisting of restructuring costs primarily associated with 80/20 simplification or lean initiatives, senior leadership transition costs, acquisition related costs and the operating losses generated by our processing business that has been classified as held-for-sale. These special charges are excluded since they may not be considered directly related to the Company’s ongoing business operations. The adjusted measures now exclude the results of the Processing business since it was classified as held for sale as of March 31, 2022. Our adjusted financial measures as of and for the three-month and six-month periods ending June 30, 2021 have been recast to reflect this additional adjustment as detailed in the appended reconciliation of adjusted financial measures. The results of the Processing business are considered non-recurring due to the Company’s commitment during the first quarter of 2022 to a plan to sell the Processing business. The aforementioned exclusions along with other adjustments to other income below operating profit are excluded from adjusted EPS. Adjusted EBITDA further excludes depreciation, amortization and stock compensation. In evaluating its business, the Company considers and uses these non-GAAP financial measures as supplemental measures of its operating performance. The Company believes that the presentation of results excluding these items provides meaningful supplemental data to investors that are indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods as well as comparison with other companies. Adjusted EBITDA is also a useful measure of the Company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance.
Adjustments to the most directly comparable financial measures presented on a GAAP basis are quantified in the reconciliation of adjusted financial measures excluding special charges provided in the supplemental financial schedules that accompany this news release. These adjusted measures should not be viewed as a substitute for the Company’s GAAP results and may be different than adjusted measures used by other companies and our presentation of non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.
Reconciliations of non-GAAP measures related to full-year 2022 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations due to the high variability, complexity and uncertainty with respect to forecasting and quantifying certain amounts that are necessary for such reconciliations.
Contact:
LHA Investor Relations
Jody Burfening/Carolyn Capaccio
(212) 838-3777
rock@lhai.com

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net sales	$366,949	$348,389	$684,814	$635,981
Cost of sales	276,678	267,458	529,699	495,032
Gross profit	90,271	80,931	155,115	140,949
Selling, general, and administrative expense	50,132	49,522	93,781	96,725
Income from operations	40,139	31,409	61,334	44,224
Interest expense	656	245	1,141	689
Other expense (income)	281	(4,666)	434	(4,351)
Income before taxes	39,202	35,830	59,759	47,886
Provision for income taxes	9,895	9,457	14,996	11,017
Income from continuing operations	29,307	26,373	44,763	36,869
Discontinued operations:
(Loss) income before taxes	—	(502)	—	2,068
(Benefit from) provision for income taxes	—	(78)	—	226
(Loss) income from discontinued operations	—	(424)	—	1,842
Net income	$29,307	$25,949	$44,763	$38,711
Net earnings per share – Basic:
Income from continuing operations	$0.90	$0.80	$1.37	$1.12
(Loss) income from discontinued operations	—	(0.01)	—	0.06
Net income	$0.90	$0.79	$1.37	$1.18
Weighted average shares outstanding – Basic	32,585	32,790	32,748	32,791
Net earnings per share – Diluted:
Income from continuing operations	$0.90	$0.80	$1.36	$1.11
(Loss) income from discontinued operations	—	(0.01)	—	0.06
Net income	$0.90	$0.79	$1.36	$1.17
Weighted average shares outstanding – Diluted	32,660	33,056	32,843	33,071

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	June 30, 2022	December 31, 2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$17,149	$12,849
Accounts receivable, net of allowance of $3,901 and $3,738, respectively	275,596	236,444
Inventories, net	197,499	176,207
Prepaid expenses and other current assets	39,333	21,467
Total current assets	529,577	446,967
Property, plant, and equipment, net	100,998	96,885
Operating lease assets	26,206	18,120
Goodwill	509,357	510,942
Acquired intangibles	128,725	141,504
Other assets	550	483
	$1,295,413	$1,214,901
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$160,058	$172,286
Accrued expenses and other current liabilities	77,606	67,993
Billings in excess of cost	65,864	46,711
Total current liabilities	303,528	286,990
Long-term debt	93,454	23,781
Deferred income taxes	40,150	40,278
Non-current operating lease liabilities	19,252	11,390
Other non-current liabilities	21,751	27,204
Stockholders’ equity:
Preferred stock, $0.01 par value; authorized 10,000 shares; none outstanding	—	—
Common stock, $0.01 par value; authorized 100,000 shares in 2022 and 2021; 33,989 shares and 33,799 shares issued and outstanding in 2022 and 2021	340	338
Additional paid-in capital	318,664	314,541
Retained earnings	590,335	545,572
Accumulated other comprehensive (loss) income	(3,213)	187
Treasury stock, at cost, 2,374 and 1,107 shares in 2022 and 2021	(88,848)	(35,380)
Total stockholders’ equity	817,278	825,258
	$1,295,413	$1,214,901

GIBRALTAR INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2022	2021
Cash Flows from Operating Activities
Net income	$44,763	$38,711
Income from discontinued operations	—	1,842
Income from continuing operations	44,763	36,869
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,677	16,014
Stock compensation expense	4,125	4,935
Exit activity costs, non-cash	1,198	1,193
Provision for (benefit of) deferred income taxes	29	(36)
Other, net	2,666	349
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	(40,473)	(29,150)
Inventories	(33,616)	(42,686)
Other current assets and other assets	(1,612)	(611)
Accounts payable	(10,501)	35,174
Accrued expenses and other non-current liabilities	21,288	(9,274)
Net cash provided by operating activities of continuing operations	544	12,777
Net cash used in operating activities of discontinued operations	—	(2,002)
Net cash provided by operating activities	544	10,775
Cash Flows from Investing Activities
Acquisitions, net of cash acquired	—	(2)
Net proceeds from sale of property and equipment	85	—
Purchases of property, plant, and equipment	(11,287)	(9,474)
Net proceeds from sale of business	—	39,991
Net cash (used in) provided by investing activities of continuing operations	(11,202)	30,515
Net cash used in investing activities of discontinued operations	—	(176)
Net cash (used in) provided by investing activities	(11,202)	30,339
Cash Flows from Financing Activities
Proceeds from long-term debt	120,500	31,200
Long-term debt payments	(51,000)	(83,636)
Purchase of common stock at market prices	(53,468)	(4,780)
Net proceeds from issuance of common stock	—	924
Net cash provided by (used in) financing activities	16,032	(56,292)
Effect of exchange rate changes on cash	(1,074)	87
Net increase (decrease) in cash and cash equivalents	4,300	(15,091)
Cash and cash equivalents at beginning of year	12,849	32,054
Cash and cash equivalents at end of period	$17,149	$16,963

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30,2022
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$101,549	$—	$—	$—	$101,549
Residential	200,245	—	—	—	200,245
Agtech	43,680	—	—	(2,748)	40,932
Infrastructure	21,475	—	—	—	21,475
Consolidated sales	366,949	—	—	(2,748)	364,201

Income from operations
Renewables	6,829	68	215	—	7,112
Residential	35,664	1,295	—	—	36,959
Agtech	1,542	97	—	1,109	2,748
Infrastructure	2,887	—	—	—	2,887
Segments Income	46,922	1,460	215	1,109	49,706
Unallocated corporate expense	(6,783)	174	—	—	(6,609)
Consolidated income from operations	40,139	1,634	215	1,109	43,097

Interest expense	656	—	—	—	656
Other expense	281	—	—	100	381
Income before income taxes	39,202	1,634	215	1,009	42,060
Provision for income taxes	9,895	398	52	245	10,590
Income from continuing operations	$29,307	$1,236	$163	$764	$31,470
Income from continuing operations per share - diluted	$0.90	$0.03	$0.01	$0.02	$0.96

Operating margin
Renewables	6.7%	0.1%	0.2%	—%	7.0%
Residential	17.8%	0.6%	—%	—%	18.5%
Agtech	3.5%	0.2%	—%	2.5%	6.7%
Infrastructure	13.4%	—%	—%	—%	13.4%
Segments Margin	12.8%	0.4%	0.1%	0.3%	13.6%
Consolidated	10.9%	0.4%	0.1%	0.3%	11.8%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended June 30, 2021
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures	Portfolio Management*	Adjusted Financial Measures *
Net Sales
Renewables	$107,751	$—	$—	$107,751	$—	$107,751
Residential	164,209	—	—	164,209	—	164,209
Agtech	53,696	—	—	53,696	(7,264)	46,432
Infrastructure	22,733	—	—	22,733	—	22,733
Consolidated sales	348,389	—	—	348,389	(7,264)	341,125

Income from operations
Renewables	9,510	786	1,858	12,154	—	12,154
Residential	27,155	29	—	27,184	—	27,184
Agtech	977	1,287	—	2,264	466	2,730
Infrastructure	4,186	—	—	4,186	—	4,186
Segments Income	41,828	2,102	1,858	45,788	466	46,254
Unallocated corporate expense	(10,419)	77	32	(10,310)	—	(10,310)
Consolidated income from operations	31,409	2,179	1,890	35,478	466	35,944

Interest expense	245	—	—	245	—	245
Other (income) expense	(4,666)	—	4,747	81	—	81
Income before income taxes	35,830	2,179	(2,857)	35,152	466	35,618
Provision for income taxes	9,457	512	(1,149)	8,820	124	8,944
Income from continuing operations	$26,373	$1,667	$(1,708)	$26,332	$342	$26,674
Income from continuing operations per share - diluted	$0.80	$0.05	$(0.05)	$0.80	$0.01	$0.81

Operating margin
Renewables	8.8%	0.7%	1.7%	11.3%	—%	11.3%
Residential	16.5%	—%	—%	16.6%	—%	16.6%
Agtech	1.8%	2.4%	—%	4.2%	1.7%	5.9%
Infrastructure	18.4%	—%	—%	18.4%	—%	18.4%
Segments Margin	12.0%	0.6%	0.5%	13.1%	0.5%	13.6%
Consolidated	9.0%	0.6%	0.5%	10.2%	0.3%	10.5%

*Recast to exclude processing equipment business which was reclassified as held for sale as of March 31, 2022.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2022
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Charges	Acquisition Related Items	Portfolio Management	Adjusted Financial Measures
Net Sales
Renewables	$180,332	$—	$—	$—	$180,332
Residential	379,730	—	—	—	379,730
Agtech	86,108	—	—	(4,571)	81,537
Infrastructure	38,644	—	—	—	38,644
Consolidated sales	684,814	—	—	(4,571)	680,243

Income from operations
Renewables	(155)	2,385	605	—	2,835
Residential	69,099	1,582	—	—	70,681
Agtech	1,573	88	—	3,634	5,295
Infrastructure	4,068	(63)	—	—	4,005
Segments Income	74,585	3,992	605	3,634	82,816
Unallocated corporate expense	(13,251)	449	7	—	(12,795)
Consolidated income from operations	61,334	4,441	612	3,634	70,021

Interest expense	1,141	—	—	—	1,141
Other expense	434	—	—	100	534
Income before income taxes	59,759	4,441	612	3,534	68,346
Provision for income taxes	14,996	1,103	152	879	17,130
Income from continuing operations	$44,763	$3,338	$460	$2,655	$51,216
Income from continuing operations per share - diluted	$1.36	$0.10	$0.02	$0.08	$1.56

Operating margin
Renewables	(0.1)%	1.3%	0.3%	—%	1.6%
Residential	18.2%	0.4%	—%	—%	18.6%
Agtech	1.8%	0.1%	—%	4.2%	6.5%
Infrastructure	10.5%	(0.2)%	—%	—%	10.4%
Segments Margin	10.9%	0.6%	0.1%	0.5%	12.2%
Consolidated	9.0%	0.7%	0.1%	0.5%	10.3%

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Adjusted Financial Measures
(in thousands, except per share data)
(unaudited)

	Six Months Ended June 30, 2021
	As Reported In GAAP Statements	Restructuring & Senior Leadership Transition Costs	Acquisition Related Items	Adjusted Financial Measures	Portfolio Management*	Adjusted Financial Measures *
Net Sales
Renewables	$193,263	$—	$—	$193,263	$—	$193,263
Residential	304,426	—	—	304,426	—	304,426
Agtech	100,435	—	—	100,435	(12,237)	88,198
Infrastructure	37,857	—	—	37,857	—	37,857
Consolidated sales	635,981	—	—	635,981	(12,237)	623,744

Income from operations
Renewables	8,989	5,757	3,758	18,504	—	18,504
Residential	50,089	94	—	50,183	—	50,183
Agtech	1,906	1,491	—	3,397	1,302	4,699
Infrastructure	6,223	—	—	6,223	—	6,223
Segments Income	67,207	7,342	3,758	78,307	1,302	79,609
Unallocated corporate expense	(22,983)	1,366	915	(20,702)	—	(20,702)
Consolidated income from operations	44,224	8,708	4,673	57,605	1,302	58,907

Interest expense	689	—	—	689	—	689
Other (income) expense	(4,351)	—	4,747	396	—	396
Income before income taxes	47,886	8,708	(74)	56,520	1,302	57,822
Provision for income taxes	11,017	2,191	(442)	12,766	345	13,111
Income from continuing operations	$36,869	$6,517	$368	$43,754	$957	$44,711
Income from continuing operations per share - diluted	$1.11	$0.20	$0.01	$1.32	$0.03	$1.35

Operating margin
Renewables	4.7%	3.0%	1.9%	9.6%	—%	9.6%
Residential	16.5%	—%	—%	16.5%	—%	16.5%
Agtech	1.9%	1.5%	—%	3.4%	1.9%	5.3%
Infrastructure	16.4%	—%	—%	16.4%	—%	16.4%
Segments Margin	10.6%	1.2%	0.6%	12.3%	0.5%	12.8%
Consolidated	7.0%	1.4%	0.7%	9.1%	0.3%	9.4%

*Recast to exclude processing equipment business which was reclassified as held for sale as of March 31, 2022.

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30,2022
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$366,949	$101,549	$200,245	$43,680	$21,475
Less: Processing Revenues*	(2,748)	—	—	(2,748)	—
Adjusted Net Sales	$364,201	$101,549	$200,245	$40,932	$21,475

Income From Continuing Operations	29,307
Provision for Income Taxes	9,895
Interest Expense	656
Other Expense	281
Operating Profit	40,139	6,829	35,664	1,542	2,887
Adjusted Measures**	2,958	283	1,295	1,206	—
Adjusted Operating Profit	43,097	7,112	36,959	2,748	2,887
Adjusted Operating Margin	11.8%	7.0%	18.5%	6.7%	13.4%
Adjusted Other Expense & Loss on Sale of PPE	371	—	—	—	—
Depreciation & Amortization	6,341	2,113	2,025	1,013	792
Less: Held for Sale Depreciation & Amortization	—	—	—	—	—
Adjusted Depreciation & Amortization	6,341	2,113	2,025	1,013	792
Stock Compensation Expense	2,773	195	241	107	41
Less: Senior Leadership Transition Related Stock Compensation Recovery	—	—	—	—	—
Adjusted Stock Compensation Expense	2,773	195	241	107	41

Adjusted EBITDA	51,840	9,420	39,225	3,868	3,720

Adjusted EBITDA Margin	14.2%	9.3%	19.6%	9.4%	17.3%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2021
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$348,389	$107,751	$164,209	$53,696	$22,733
Less: Processing Revenues*	(7,264)	—	—	(7,264)	—
Adjusted Net Sales	$341,125	$107,751	$164,209	$46,432	$22,733

Income From Continuing Operations	26,373
Provision for Income Taxes	9,457
Interest Expense	245
Other Income	(4,666)
Operating Profit	31,409	9,510	27,155	977	4,186
Adjusted Measures**	4,535	2,644	29	1,753	—
Adjusted Operating Profit	35,944	12,154	27,184	2,730	4,186
Adjusted Operating Margin	10.5%	11.3%	16.6%	5.9%	18.4%
Adjusted Other Expense	81	—	—	—	—
Depreciation & Amortization	8,040	3,717	2,203	1,299	767
Less: Held for Sale Depreciation & Amortization	(331)	—	—	(331)	—
Less: Acquisition-Related Amortization	(1,563)	(1,563)	—	—	—
Adjusted Depreciation & Amortization	6,146	2,154	2,203	968	767
Stock Compensation Expense	2,567	232	282	223	16
Less: Senior Leadership Transition Related Stock Compensation Expense	—	—	—	—	—
Adjusted Stock Compensation Expense	2,567	232	282	223	16

Adjusted EBITDA	44,576	14,540	29,669	3,921	4,969

Adjusted EBITDA Margin	13.1%	13.5%	18.1%	8.4%	21.9%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2022
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$684,814	$180,332	$379,730	$86,108	$38,644
Less: Processing Revenues*	(4,571)	—	—	(4,571)	—
Adjusted Net Sales	$680,243	$180,332	$379,730	$81,537	$38,644

Income From Continuing Operations	44,763
Provision for Income Taxes	14,996
Interest Expense	1,141
Other Expense	434
Operating Profit	61,334	(155)	69,099	1,573	4,068
Adjusted Measures**	8,687	2,990	1,582	3,722	(63)
Adjusted Operating Profit	70,021	2,835	70,681	5,295	4,005
Adjusted Operating Margin	10.3%	1.6%	18.6%	6.5%	10.4%
Adjusted Other Expense & Loss on Sale of PPE	524	—	—	—	—
Depreciation & Amortization	12,677	4,256	4,078	2,332	1,575
Less: Held for Sale Depreciation & Amortization	(332)	—	—	(332)	—
Adjusted Depreciation & Amortization	12,345	4,256	4,078	2,000	1,575
Stock Compensation Expense	4,125	448	432	177	74
Less: Senior Leadership Transition Related Stock Compensation Recovery	155	—	—	—	—
Adjusted Stock Compensation Expense	4,280	448	432	177	74

Adjusted EBITDA	86,122	7,539	75,191	7,472	5,654

Adjusted EBITDA Margin	12.7%	4.2%	19.8%	9.2%	14.6%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures

GIBRALTAR INDUSTRIES, INC.
Reconciliation of Income From Continuing Operations to Adjusted EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2021
	Consolidated	Renewables	Residential	Agtech	Infrastructure

Net Sales	$635,981	$193,263	$304,426	$100,435	$37,857
Less: Processing Revenues*	(12,237)	—	—	(12,237)	—
Adjusted Net Sales	$623,744	$193,263	$304,426	$88,198	$37,857

Income From Continuing Operations	36,869
Provision for Income Taxes	11,017
Interest Expense	689
Other Income	(4,351)
Operating Profit	44,224	8,989	50,089	1,906	6,223
Adjusted Measures**	14,683	9,515	94	2,793	—
Adjusted Operating Profit	58,907	18,504	50,183	4,699	6,223
Adjusted Operating Margin	9.4%	9.6%	16.5%	5.3%	16.4%
Adjusted Other Expense	396	—	—	—	—
Depreciation & Amortization	16,014	7,308	4,418	2,647	1,535
Less: Held for Sale Depreciation & Amortization	(661)	—	—	(661)	—
Less: Acquisition-Related Amortization	(3,138)	(3,138)	—	—	—
Adjusted Depreciation & Amortization	12,215	4,170	4,418	1,986	1,535
Stock Compensation Expense	4,935	386	502	374	44
Less: Senior Leadership Transition Related Stock Compensation Expense	(504)	—	—	—	—
Adjusted Stock Compensation Expense	4,431	386	502	374	44

Adjusted EBITDA	75,157	23,060	55,103	7,059	7,802

Adjusted EBITDA Margin	12.0%	11.9%	18.1%	8.0%	20.6%
*To remove revenues of processing equipment business classified as held for sale
**Adjusted Measures details are presented on the corresponding Reconciliation of Adjusted Financial Measures